                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                         April 22, 2002 (April 16, 2002)


                          FOX ENTERTAINMENT GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    1-14595                   95-4066193
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File             (IRS Employer
      of incorporation)                 Number)              Identification No.)

                           1211 Avenue of the Americas
                            New York, New York 10036
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (212) 852-7111
                                                           --------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4:  Changes in Registrant's Certifying Accountant.

On April 16, 2002, Fox Entertainment Group, Inc. (the "Company") dismissed Arthur Andersen LLP as its independent auditors. The reports of Arthur Andersen LLP on the Company's financial statements for the fiscal years ended June 30, 2000 and June 30, 2001 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. We note that the report on the financial statements for the year ended June 30, 2001 referenced the required change in the method of accounting for filmed entertainment costs. During the fiscal years ended June 30, 2000 and June 30, 2001 and during the subsequent interim period, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the fiscal years ended June 30, 2000 and June 30, 2001 and during the subsequent interim period, there were no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K).

The Company provided Arthur Andersen LLP with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission and requested that Arthur Andersen LLP furnish the Company a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen LLP agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. Arthur Andersen LLP's letter, dated April 17, 2002, is attached as Exhibit 16.1 hereto and incorporated by reference.

Simultaneously with the dismissal of its former auditors, the Company engaged Ernst & Young LLP to act as its independent auditors as successor to Arthur Andersen LLP. During the two most recent fiscal years and subsequent interim period, the Company has not consulted with Ernst & Young LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304 (a) (1) (v) of Regulation S-K).

The Audit Committee of the Company's Board of Directors approved the dismissal of Arthur Andersen LLP and this action was ratified by the Company's Board of Directors. The Audit Committee of the Company's Board of Directors simultaneously recommended the appointment of Ernst & Young LLP as the Company's independent auditors and this action was approved by the Company's Board of Directors.

Item 7:   Financial Statements and Exhibits

          (a) Not applicable.
          (b) Not applicable.
          (c) Exhibits.  The following exhibits are being filed herewith:
              16.1 Letter from Arthur Andersen LLP, dated April 17, 2002, to the Securities and Exchange Commission.
              99.1  Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   FOX ENTERTAINMENT GROUP, INC.

                                                   By: /s/ Lawrence A. Jacobs
                                                       -------------------------
                                                       Lawrence A. Jacobs
                                                       Secretary

Dated:  April 22, 2002

                                INDEX TO EXHIBITS

16.1 Letter from Arthur Andersen LLP, dated April 17, 2002, to the Securities and Exchange Commission.

99.1   Press Release